UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
—————————————
FORM 8-K
—————————————
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 13, 2018
—————————————
UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
—————————————

Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 936-1300
N/A
(Former name or former address, if changed since last report.)
—————————————
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[ ] Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 13, 2018, the Board of Directors of UnitedHealth Group Incorporated (“UnitedHealth Group” or the “Company”) elected F. William McNabb III to serve as an independent director. Mr. McNabb has not yet been appointed to any committees of the Board of Directors.

Mr. McNabb is the chairman of The Vanguard Group, Inc. He joined Vanguard in 1986. In 2008, he became chief executive officer; in 2010 he became chairman of the board of directors and the board of trustees of the Vanguard group of investment companies. He stepped down as chief executive officer at the end of 2017. Earlier in his career, he led each of Vanguard’s client facing business divisions. Mr. McNabb serves as the vice-chairman of the Investment Company Institute's board of governors; he was chairman from 2013 to 2016. He is chairman of the board of the Zoological Society of Philadelphia and serves on the Wharton Leadership Advisory Board and the Dartmouth Athletic Advisory Board. He is also a board member of CECP: The CEO Force for Good.

Mr. McNabb will receive compensation for his services as a director in accordance with the Company’s standard compensation program for non-employee directors, which is summarized in Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017.

In accordance with the Company’s customary practice, the Company is entering into its standard form of indemnification agreement with Mr. McNabb, which requires the Company to indemnify him against certain liabilities that may arise as a result of his status or service as a director. The foregoing description is qualified in its entirety by the full text of the form of Indemnification Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 1, 2015.

There are no arrangements or understandings between Mr. McNabb and any other person pursuant to which Mr. McNabb was appointed to serve on the Board of Directors. Mr. McNabb has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release issued by UnitedHealth Group Incorporated dated February 15, 2018

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2018

UNITEDHEALTH GROUP INCORPORATED
By:	/s/ Dannette L. Smith
Dannette L. Smith
Secretary to the Board of Directors